Exhibit 32

Certification of the Company’s Chief Executive Officer and Chief Financial Officer Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

Pursuant to 18 U.S.C. § 1350, the undersigned officers of Continental Resources, Inc. (the “Company”), hereby certify that the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HAROLD G. HAMM	/s/ JOHN D. HART
Harold G. Hamm	John D. Hart
Chairman of the Board and Chief Executive Officer	Senior Vice President, Chief Financial Officer and Treasurer
February 25, 2011	February 25, 2011